UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

KBR, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson Street, Suite 3400 Houston, Texas	77002 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Common Stock, $0.001 par value	KBR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of Directors or Certain Officers.

On April 1, 2022, Umberto della Sala  informed KBR, Inc. (“KBR”) of his decision to retire from the KBR Board of Directors (“Board”) effective May 18, 2022, at the conclusion of KBR’s 2022 Annual Meeting of Stockholders (“Annual Meeting”).

Mr. della Sala served as a member of the Board’s Compensation and Sustainability & Corporate Responsibility Committees.

The Board nominated Sir John A. Manzoni KCB (“Sir John”) to fill the vacancy that will be created by Mr. della Sala’s retirement. Sir John will stand for election at the Annual Meeting.  Sir John currently serves as the Chair of SSE, a UK utilities company, and is Chairman of the Atomic Weapons Establishment, a non-departmental UK government body central to the country’s nuclear defense strategy. In addition, he is a nonexecutive director of Diageo plc, a British multinational beverage company, and serves on the Global Leadership Council of the Saïd Business School at the University of Oxford. Past industry experience includes tenure as Chief Executive of the UK Civil Service and as Permanent Secretary of the Cabinet Office from 2013 to 2020. Sir John spent 25 years at BP, including as Chief Executive of Gas and Power and later as Chief Executive of Refining and Marketing. He also joined BP plc’s main board in 2003. From 2007 to 2012, he was President and Chief Executive of Talisman Energy, a global exploration and production company based in Canada. And he also served on the board of SABMiller from 2005 to 2014.

The full text of the press release announcing Mr. della Sala’s retirement from the Board and Sir John’s nomination for election as a director of the Board at the Annual Meeting, is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	KBR, Inc. press release dated April 4, 2022, titled, “KBR Announces Changes to its Board of Directors.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: April 4, 2022	By:	/s/ Adam M. Kramer
	Name:	Adam M. Kramer
	Title:	Vice President, Corporate Secretary & Sustainability